                                                            Exhibit 24
                               POWER OF ATTORNEY
                               -----------------

  KNOW ALL MEN BY THESE PRESENTS, THAT each of the undersigned directors and officers of J. C. PENNEY COMPANY, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, its Annual Report on Form 10-K for the 52 weeks ended January 27, 1996, hereby constitutes and appoints C. R. Lotter, D. A. McKay, and W. J. Alcorn, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the others, for him or her and in his or her name, place, and stead, in any and all capacities, to sign said Annual Report, which is about to be filed, and any and all subsequent amendments to said Annual Report, and to file said Annual Report and each subsequent amendment so signed, with all exhibits thereto, and any and all documents in connection therewith, and to appear before the Securities and Exchange Commission in connection with any matter relating to said Annual Report and any subsequent amendments, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 13th day of March, 1996.



/S/W. R. Howell                          /S/D. A. McKay
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W. R. Howell                             D. A. McKay
Chairman of the Board;                   Senior Vice President and
Director                                 Chief Financial Officer
                                         (principal financial officer)


/S/J. E. Oesterreicher                   /S/W. J. Alcorn
- ------------------------------           ----------------------------
J. E. Oesterreicher                      W. J. Alcorn
Vice Chairman of the Board and           Vice President and Controller
Chief Executive Officer (principal       (principal accounting officer)
executive officer); Director

/S/W. B. Tygart
- ------------------------------
W. B. Tygart
President and Chief Operating
Officer; Director
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/S/M. A. Burns                                  /S/C. H. Chandler
- ----------------------------                    ---------------------------
M. A. Burns                                     C. H. Chandler
Director                                        Director


/S/V. E. Jordan, Jr.                            /S/George Nigh
- ----------------------------                    ---------------------------
V. E. Jordan, Jr.                               George Nigh
Director                                        Director


/S/J. C. Pfeiffer                               /S/A. W. Richards
- ----------------------------                    ---------------------------
J. C. Pfeiffer                                  A. W. Richards
Director                                        Director


/S/C. S. Sanford, Jr.                           /S/R. G. Turner
- ----------------------------                    ---------------------------
C. S. Sanford, Jr.                              R. G. Turner
Director                                        Director


/S/J. D. Williams
- ---------------------------
J. D. Williams
Director